Exhibit 10.4
          TWENTY-NINTH SUPPLEMENTAL INDENTURE (this “Twenty-Ninth Supplemental Indenture”), dated as of April 7, 2010, is entered into by and among Navios Maritime Holdings Inc., a Marshall Islands corporation (the “Company”), Crete Shipping Corporation, a Marshall Islands corporation, Rhodes Shipping Corporation, a Marshall Islands corporation, Thera Shipping Corporation, a Marshall Islands corporation, Tinos Shipping Corporation, a Marshall Islands corporation, Ios Shipping Corporation, a Cayman Islands corporation and Skopelos Shipping Corporation, a Cayman Islands corporation, (each a “Guaranteeing Subsidiary”) and an indirect subsidiary of the Company, the other Guarantors (as defined in the Indenture referred to herein) and Wells Fargo Bank, N.A. (or its permitted successor) as trustee under the Indenture referred to below (the “Trustee”).
          WITNESSETH
          WHEREAS, the Company and the Guarantors have heretofore executed and delivered to the Trustee an indenture (as amended and supplemented, the “Indenture”), dated as of December 18, 2006 providing for the issuance of 9 1/2% Senior Notes due 2014 (the “Notes”);
          WHEREAS, the Indenture provides that under certain circumstances each Guaranteeing Subsidiary shall execute and deliver to the Trustee a supplemental indenture pursuant to which each Guaranteeing Subsidiary shall unconditionally guarantee all of the Company’s obligations under the Notes and the Indenture on the terms and conditions set forth herein (the “Note Guarantee”); and
          WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Twenty-Ninth Supplemental Indenture.
          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, each Guaranteeing Subsidiary and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:
1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.
2. AGREEMENT TO GUARANTEE. Each Guaranteeing Subsidiary hereby agrees to provide an unconditional Guarantee, on and subject to the terms, conditions and limitations set forth in the Notation of Guarantee and in the Indenture, including, but not limited, to Article Ten thereof.
3. NEW YORK LAW TO GOVERN. THIS TWENTY-NINTH SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

4. COUNTERPARTS. The parties may sign any number of copies of this Twenty-Ninth Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.
5. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.
6. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Twenty-Ninth Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by each Guaranteeing Subsidiary and the Company.

     IN WITNESS WHEREOF, the parties hereto have caused this Twenty-Ninth Supplemental Indenture to be duly executed and attested, all as of the date first above written.

CRETE SHIPPING CORPORATION RHODES SHIPPING CORPORATION THERA SHIPPING CORPORATION TINOS SHIPPING CORPORATION IOS SHIPPING CORPORATION SKOPELOS SHIPPING CORPORATION
By:	/s/ Vasiliki Papaefthymiou
	Name:	Vasiliki Papaefthymiou
	Title:	Secretary/Director

NAVIOS MARITIME HOLDINGS INC.
By:	/s/ Vasiliki Papaefthymiou
	Name:	Vasiliki Papaefthymiou
	Title:	Executive Vice President, Legal

AEGEAN SEA MARITIME HOLDINGS INC.
AMORGOS SHIPPING CORPORATION
ANDROS SHIPPING CORPORATION
ANTIPAROS SHIPPING CORPORATION
IKARIA SHIPPING CORPORATION
KOS SHIPPING CORPORATION
MYTILENE SHIPPING CORPORATION
SIFNOS SHIPPING CORPORATION
SKIATHOS SHIPPING CORPORATION
SYROS SHIPPING CORPORATION
VECTOR SHIPPING CORPORATION
ARAMIS NAVIGATION INC.
DUCALE MARINE INC.
KOHYLIA SHIPMANAGEMENT S.A.
HIGHBIRD MANAGEMENT INC.
CUSTOMIZED DEVELOPMENT S.A.
FLORAL MARINE LTD.
RED ROSE SHIPPING CORP.

PANDORA MARINE INC.
GINGER SERVICES CO.
QUENA SHIPMANAGEMENT INC.
ASTRA MARITIME CORPORATION
PRIMAVERA SHIPPING CORPORATION
PUEBLO HOLDINGS LTD.
SURF MARITIME CO.
BEAUFIKS SHIPPING CORPORATION
ROWBOAT MARINE INC.
CORSAIR SHIPPING LTD.
ORBITER SHIPPING CORP.
PHAROS NAVIGATION S.A.
SIZZLING VENTURES INC.
SHIKHAR VENTURES S.A.
TAHARQA SPIRIT CORP.
RHEIA ASSOCIATES CO.
RUMER HOLDING LTD.
KLEIMAR N.V.
NAV HOLDINGS LIMITED
NAVIOS CORPORATION
ANEMOS MARITIME HOLDINGS INC.
NAVIOS SHIPMANAGEMENT INC.
AEGEAN SHIPPING CORPORATION
ARC SHIPPING CORPORATION
MAGELLAN SHIPPING CORPORATION
IONIAN SHIPPING CORPORATION
APOLLON SHIPPING CORPORATION
HERAKLES SHIPPING CORPORATION
ACHILLES SHIPPING CORPORATION
KYPROS SHIPPING CORPORATION
HIOS SHIPPING CORPORATION
MERIDIAN SHIPPING ENTERPRISES INC.
MERCATOR SHIPPING CORPORATION
HORIZON SHIPPING ENTERPRISES CORPORATION
STAR MARITIME ENTERPRISES CORPORATION
NAVIOS HANDYBULK INC.
NAVIOS INTERNATIONAL INC.
NOSTOS SHIPMANAGEMENT CORP.
PORTOROSA MARINE CORP.
WHITE NARCISSUS MARINE S.A.
HESTIA SHIPPING LTD.
     as Guarantors

By:	/s/ Vasiliki Papaefthymiou
	Name:	Vasiliki Papaefthymiou
	Title:	Director and Authorized Officer

KLEIMAR LTD., as a Guarantor
By:	/s/ George Akhniotis
	Name:	George Akhniotis
	Title:	Secretary and Director

NAVIMAX CORPORATION, as a Guarantor
By:	/s/ Shunji Sasada
	Name:	Shunji Sasada
	Title:	President

WELLS FARGO BANK, N.A., as Trustee
By:	/s/ Martin Reed
	Name:	Martin Reed
	Title:	Vice President